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Exhibit 10.3

CERTIFICATION PURSUANT TO 18 USC. SECTION 1350,

ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of AEGON N.V. (the “Company”) on Form 20-F for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph B.M. Streppel, the Chief Financial Officer of the Company, certify pursuant to 18 USC. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of the operations of the Company.

Dated March 27, 2003

/s/ JOSEPH B.M. STREPPEL
Joseph B.M. Streppel Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to AEGON and will be retained by AEGON and furnished to the Securities and Exchange Commission or its staff upon request.